                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ______________________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       CAVANAUGHS HOSPITALITY CORPORATION
                    --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               WASHINGTON                                                        91-1032187
----------------------------------------                             ------------------------------------
(State of Incorporation or Organization)                             (IRS Employer Identification Number)

    201 W. NORTH RIVER DRIVE, SUITE 100, SPOKANE, WASHINGTON                         99201
---------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                           (zip code)


     If this Form relates to the                           If this Form relates to the
     registration of a class of securities                 registration of a class of
     pursuant to Section 12(b) of the                      securities pursuant to Section
     Exchange Act and is effective                         12(g) of the Exchange Act and is
     pursuant to General Instruction                       effective pursuant to General
     A. (c), please check the following                    Instruction A.(d), please check
     box.   [x]                                            the following box.   [ ]


Securities Act Registration statement file number to which this form relates:    333-44491
                                                                               ---------------
                                                                               (If applicable)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                                  Name of Each Exchange on Which
to be so Registered                                  Each Class is to be Registered
-------------------                                  -------------------------------

Common Stock, par value $.01 per share               New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:


      None
   ----------------------------------------------------------------------------------
                                       (Title of Class)

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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         The description of the Registrant's securities being registered hereby is contained in the Registrant's Registration Statement on Form S-1 (File No.
333-44491) as amended in Amendment No. 2 on March 10, 1998 and is incorporated herein by this reference.

Item 2.  Exhibits.
         --------

      None Applicable.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    CAVANAUGHS HOSPITALITY CORPORATION



Date: March 13, 1998                By:  /s/ Donald K. Barbieri
                                         ------------------------------------
                                         Donald K. Barbieri
                                         Chairman of the Board, President and
                                         Chief Executive Officer


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